15

                    SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Company          X
Filed by a Party other than the Company  n

Check the appropriate box:
X  Preliminary Proxy Statement
n  Definitive Proxy Statement
n Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
n  Definitive Additional Materials
n  Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                Marci International Imports, Inc.
        (Name of Registrant as Specified in its Charter)

                     Capston Network Company
             (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
n  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
   14a-6(i)(2)
n  $500 for each party to the controversy pursuant to Exchange
   Act Rule 14a-6(i)(3)
n  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:
   (2)Aggregate number of securities to which transaction applies:
   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
   (4)Proposed maximum aggregate value of transaction:
   (5)Total fee paid:
n  Fee paid previously with preliminary materials.
n Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)Amount previously paid:
   (2)Form, Schedule or Registration Statement No.:
   (3)Filing Party:
   (4)Date Filed:
Dear Fellow Shareholders;

    You are cordially invited to attend a Special Meeting of the Shareholders (the "Meeting") of Marci International Imports, Inc., an inactive Georgia corporation (the "Company"). The Meeting will be held at TO BE DETERMINED, 1997, in the TO BE DETERMINED of the TO BE DETERMINED, ____________., TO BE DETERMINED, Florida.

    The Company has not engaged in any business activities since filing a voluntary bankruptcy petition in September, 1989. At present, the Company has no assets, liabilities, management or ongoing business operations. As a result, your shares have been worthless for several years. At the Meeting you will be asked to approve a plan (the "Plan") proposed by Capston Network Co. of Clearwater, Florida ("Capston"), a Stockholder of the Company, whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets.

    If this Plan is successfully implemented, you may be able to salvage some of the value that your Marci shares once represented. However, there can be no assurance the Plan will be approved by the Shareholders or successfully implemented. Moreover, even if the Plan is approved and successfully implemented, there can be no assurance that the value of your Marci shares will increase. In any event, Capston cannot go forward with the Plan without first obtaining Stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

     While the elements of the Plan will be presented to Shareholders as separate proposals, the Plan is an integrated whole and if all elements of the Plan are not approved, Capston may abandon the Plan in its entirety. The specific matters to be considered by the Shareholders are:

1. To ratify the actions of Capston in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the CompanyOs by-laws to authorize the election of a single-member Board of Directors and to elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the next Annual Meeting of the Shareholders, or until her successor is elected and qualified;

3. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding;

4. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;

5. To consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect.

6. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction of the type contemplated by the Plan; and

7. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO PROMPTLY MARK YOUR VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AND YOUR SHARES MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES. A STOCKHOLDER MAY REVOKE A PROXY BY DELIVERING TO CAPSTON A WRITTEN NOTICE OF REVOCATION, DELIVERING TO CAPSTON A SIGNED PROXY OF A LATER DATE OR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.


_______________________________
Capston Network Company
Sally A. Fonner, President

                MARCI INTERNATIONAL IMPORTS, INC.
                    1612 North Osceola Avenue
                    Clearwater, Florida 34615

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   To Be Held on _______, 1997

    Notice is hereby given that a Special Meeting of the Shareholders of Marci International Imports, Inc., an inactive Georgia corporation (the "Company"), will be held at TO BE
DETERMINED, ______, 1997, in the TO BE DETERMINED of the TO BE DETERMINED., TO BE DETERMINED, Florida, for the following purposes:

1. To ratify the actions of Capston in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the CompanyOs by-laws to authorize the election of a single-member Board of Directors and to elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the next Annual Meeting of the Shareholders, or until her successor is elected and qualified;

3. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding;

4. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;

5. To consider and vote upon a proposal that will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect.

6. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction of the type contemplated by the Plan; and

7. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    A record of Shareholders has been taken as of the close of business on _________, 1997, and only those Shareholders of record on that date will be entitled to notice of and to vote at the Meeting. A Shareholders' list will be available commencing _________, 1997, and may be inspected during normal business hours prior to the Meeting at the offices of the Company, 1612 North Osceola Avenue, Clearwater, Florida 33755.

    If you do not expect to be present at the Meeting, please mark your vote, sign and date the enclosed Proxy Card and return it promptly in the enclosed stamped envelope which has been provided for your convenience. The prompt return of Proxy Cards will ensure the presence of a quorum and save Capston the expense of further solicitation.

Clearwater, Florida                     By Order of Capston
Network Co.
________, 1997                          Sally A. Fonner,
President
                         PROXY STATEMENT

     This Proxy Statement is being mailed to all known Shareholders of Marci International Imports, Inc. ("Marci" or the "Company"), commencing on or about November __, 1997, in connection with the solicitation by Capston Network Company (OCapstonO) of proxies to be voted at a Special Meeting of Shareholders (the OMeetingO) to be held in _________________, Florida on ______, __, 1997, and at any adjournment thereof. The Meeting has been called by Capston for the purpose of ratifying certain actions taken by Capston and considering a plan proposed by Capston (the OPlanO) whereby the Company will be restructured as a Oclean public shellO for the purpose of effecting a business combination transaction with a suitable privately-held company.

    Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any Proxy on which no direction is specified will be voted: (i) for the ratification of CapstonOs actions in restoring the CompanyOs Certificate of Incorporation and filing the CompanyOs required reports with the Securities and Exchange Commission (the OSECO), (ii) for the proposed amendment to the CompanyOs By-laws and the election of the director nominee named herein; (iii) for a proposed Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding; (iv) for ratification of a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;
(v) for the ratification of a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect, (vi) for the ratification of a proposal that will give the Board of Directors discretionary authority to change the Company's name and issue an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the Plan; (vi) for a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock; and (vii) in the discretion of such Proxies, for or against such other matters as may properly come before the meeting. A Stockholder may revoke a proxy by delivering to Capston written notice of revocation, delivering to Capston a signed proxy of a later date or appearing at the Meeting and voting in person.

    As of April 10, 1989, there were issued, outstanding and entitled to vote 5,181,085 shares of the CompanyOs common stock, par value $.01 per share (the OCommon StockO). According to the CompanyOs Annual Report on Form 10-K for fiscal year ended May 4, 1997, there are 358 record holders entitled to vote. Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Shareholders. With the exception of Capston, no Stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

    The  required quorum for the transaction of business  at  the
Meeting  is  a majority of the shares of Common Stock issued  and outstanding on the Record Date (the OQuorumO). Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a Quorum. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention will have the same effect as a vote against the matter being voted upon.

                     CONDUCT OF THE MEETING

    At the date of this Proxy Statement, the Company does not have a Board of Directors and the plan of reorganization (the OPlanO) described herein has been proposed by Capston in its capacity as a Stockholder of the Company. The Plan has not been approved or ratified by any former officer or director of the Company, or any Stockholder other than Capston. Since Georgia law requires that amendments to a corporationOs articles of incorporation be proposed by the board of directors and then submitted to the shareholders for approval, Capston intends to call the Meeting to order and request an immediate vote on (i) the ratification of CapstonOs actions in restoring the CompanyOs Certificate of Incorporation and filing the CompanyOs required reports with the Securities and Exchange Commission (the OSECO),
(ii) the proposed amendment to the CompanyOs by-laws that will authorize the election of a single-member Board of Directors, and
(iii) the election of Sally A. Fonner to serve as the sole member of the CompanyOs Board of Directors until the next annual meeting of the Shareholders. If a Quorum is present at the Meeting and all three proposals are approved by the requisite Stockholder vote, the Meeting will be adjourned for a brief period, Ms. Fonner will assume her position as the sole director of the Company, the Board of Directors will then consider the Plan and recommend the amendments described herein to the Shareholders, and the Meeting will be reconvened for the purpose of considering and voting on the other proposals set forth herein. If a Quorum is not present, the Meeting may be adjourned for up to 30 days to permit the solicitation of additional proxies by Capston. If Capston is unable to obtain sufficient proxies to constitute a Quorum, or if a Quorum is present and all three proposals are not approved by the requisite Stockholder vote, then Capston will report the results of the Meeting to the SEC and abandon all further efforts on behalf of the Company.

                    SPECIAL INSTRUCTIONS FOR
         BROKERAGE FIRMS, CUSTODIANS AND OTHER NOMINEES.

    In connection with this Proxy Solicitation, Capston has made every reasonable effort to ascertain the identities and mailing addresses of the beneficial owners of shares of the CompanyOs Common Stock that are held of record in Ostreet nameO or other custodial accounts. With the assistance of American Stock Transfer and Trust Co., Depository Trust Company and ADP Proxy Services, all worthless securities positions have been restored to the brokerage firms and other custodians who originally held shares of the CompanyOs Common Stock on behalf of clients. Nevertheless, past experience has demonstrated that brokerage firms and custodians are not always able to readily identify and communicate with the beneficial owners of securities that were written off several years ago.

    Based on its review of the SECOs Proxy Regulations, and discussions with DTC, ADP and the Proxy Departments of several large brokerage firms, Capston has concluded that the most appropriate response from brokerage firms and other custodians who hold shares of the CompanyOs Common Stock for the accounts of unidentified or unlocatable clients will be to appear by Proxy with respect to all shares held of record, and to refrain from voting any shares of Common Stock that are held for the accounts of unidentified or unlocatable clients. By following this procedure, Capston believes that (i) the meeting will be less likely to fail because of a lack of a Quorum, (ii) brokerage firms and other custodians will not be required to exercise any authority on behalf of unidentified or unlocatable clients, and
(iii) the ultimate decision making authority with respect to the proposals set forth herein will be vested in a majority of the identifiable and locatable owners of the CompanyOs Common Stock who receive actual notice of the Meeting and vote on the proposals set forth herein.

BROKERAGE FIRMS AND OTHER CUSTODIANS ARE URGED TO APPEAR BY PROXY WITH RESPECT TO ALL SHARES OF THE COMPANYOS COMMON STOCK THAT ARE HELD OF RECORD BY THEM, BUT TO REFRAIN FROM VOTING ANY SHARES OF THE COMPANYOS COMMON STOCK THAT ARE HELD FOR THE ACCOUNT OF UNIDENTIFIED OR UNLOCATABLE CLIENTS. THIS ACTION WILL HELP ASSURE THE PRESENCE OF A QUORUM AND VEST THE ULTIMATE DECISION MAKING AUTHORITY IN THOSE HOLDERS OF THE COMPANYOS COMMON STOCK WHO RECEIVE ACTUAL NOTICE OF THE MEETING AND VOTE WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

Corporate Background Information

    The Company conducted an initial public offering of its Common Stock on February 19, 1987 pursuant to an effective Form S-18 Registration Statement under the Securities Act of 1933, as amended (the OSecurities ActO). In connection with an application to list its Common Stock on the NASDAQ system, the Company also registered its Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the OExchange ActO). The Company remained current with respect to its reporting obligations under the Exchange Act until 1988, when its last annual report on Form 10-K was filed with the SEC.

    After pursuing its business for approximately two years, the Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on March 16, 1989. This proceeding was filed in with the U.S. Bankruptcy Court for the Northern District of Georgia, Case # 89-02801. On August 29, 1990 the CompanyOs case under Chapter 11 was converted by an order of the Court to a case under Chapter 7 which subsequently closed July 14, 1995. As a result of the Bankruptcy, the Company has had no assets, liabilities or management, and has not engaged in any business activities since August 29, 1990.

    During the pendancy of the Bankruptcy, the Company did not file franchise tax returns with and pay the required franchise taxes to the State of Georgia. As a result, the CompanyOs corporate charter was revoked by order of the Secretary of State of the State of Georgia on January 9, 1992. Similarly, the Company did not file with the SEC either (a) the regular reports that are required of all companies that have securities registered under the Exchange Act, or (b) a certification on Form 15 terminating its registration under the Exchange Act. As a result, the CompanyOs reporting obligations under the Exchange Act continued, but were seriously delinquent.

    Acting in its capacity as the beneficial owner of 2,000 shares of the CompanyOs Common Stock, and without first receiving any consent, approval or authorization of any former officer or director of the Company, or any other Stockholder, Capston effected a renewal, revival and restoration of the CompanyOs Certificate of Incorporation pursuant to Section 14-2-1422 of Georgia Business Corporation Code, which provides "when the reinstatement is effective, it relates back to and takes effect as of the effective date of the administrative dissolution and the corporation resumes carrying on its business as if the administrative dissolution had never occurred" upon compliance with certain procedural requirements. In connection with its restoration of the CompanyOs corporate charter, Capston paid all past due taxes, fees and penalties on behalf of the Company and then filed a Certificate of Reinstatement. of the RegistrantOs Certificate of Incorporation on behalf of the Company. The total out-of-pocket costs incurred by Capston incurred in connection with the restoration of the CompanyOs charter was $245. The
Certificate of Reinstatement was filed in the office of the Secretary of State of the State of Georgia on January 3, 1997 and at the date of this Proxy Statement the Company is lawfully incorporated, validly existing and in good standing under the laws of the State of Georgia.

    After paying the CompanyOs franchise taxes and filing the Certificate of Reinstatement of the CompanyOs Certificate of Incorporation, Capston retained the accounting firm of Want & Ender, P.C. to prepare an audited balance sheet of the Company at MayE4, 1997 and May 5, 1996 and the related statements of operations, changes in Shareholders equity (deficit), and cash flows for the periods ended May 4, 1997, May 5, 1996 and July 14, 1995. Capston then filed with the SEC an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997, and prepared this Proxy Statement for distribution to the Shareholders.

    Except as set forth above, Capston has taken no action and exercised no powers on behalf of the Company. The foregoing actions have been taken by Capston solely for the purpose of calling a Special Meeting of the Shareholders for the purposes set forth herein and insuring that the Special Meeting is called and held in full compliance with the procedural requirements of Georgia law, the reporting requirements of the Exchange Act and the applicable rules and regulations of the SEC.

Proposed Operations

    While the Company has no assets, liabilities, management or ongoing operations, Capston believes that it may be possible to recover some value for the existing Shareholders through the adoption and implementation of a Plan whereby the Company will be restructured as a Oclean public shellO for the purpose of effecting a business combination transaction with a suitable privately-held company (OTarget CompanyO).

    If the Plan is approved by the Shareholders, Capston believes the Company will offer owners of a Target Company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering. Nevertheless, Capston is not aware of any empirical statistical data that would independently confirm or quantify CapstonOs beliefs concerning the perceived value of a business combination transaction for the owners of a Target Company. The owners of any Target Company selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, preparing a Current Report on Form 8-K describing the business combination transaction and the business of the Target Company, and preparing the documentation associated with the combined entityOs future reports under the Exchange Act.

    If the Plan is approved by the Shareholders, the Company will be fully reactivated and then used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a business combination with an existing Target Company that seeks the perceived advantages of a publicly held corporation. Given nature of the Plan, Shareholders will not ordinarily have an opportunity to analyze the various business opportunities presented to the Company, or to approve or disapprove the terms of any business combination transaction that may be negotiated by Capston on behalf of the Company. Consequently, the CompanyOs potential success will be wholly dependent on the efforts and abilities of Capston and its officers, directors and consultants, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction with a Target Company. Capston and its officers, directors and consultants have had limited experience in the proposed business of the Company. Although Capston believes that the Company will be able to enter into a business combination transaction within 12 months after the approval of the Plan by the Shareholders, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Company will not restrict its search to any specific business, industry or geographical location, and the Company may participate in a business venture of virtually any kind or nature.

     Capston and its officers, directors and consultants anticipate that the selection of a Target Company for the Company will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, Capston believes that there are numerous privately-held companies seeking the perceived advantages of being a publicly traded corporation. Such perceived advantages include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all Shareholders and other factors.

    Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Capston anticipates that the Company will be able to participate in only one business venture. This lack of diversification should be considered a substantial risk inherent in the Plan because it will not permit the Company to offset losses from one venture against gains from another. Moreover, due to the CompanyOs lack of any meaningful financial, managerial or other resources, Capston believes the Company will only be viewed as a suitable business combination partner for companies which have substantially greater financial and managerial resources than the Company. Therefore, the CompanyOs relative bargaining power may be limited.

Summary Description of Plan

    At the date of this Proxy Statement, the Company has 5,181,085 shares of Common Stock issued and outstanding. Since Capston believes that (i) the owners of a Target Company will ordinarily want to control at least 75% of the CompanyOs Common Stock upon the completion of a business combination transaction, and (ii) an ultimate capitalization in the 3,000,000 to 7,000,000 share range is ideal for a small public company, Capston believes that it will be in the best interest of the Company and its Shareholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 18 reverse split. Capston believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined entity, and reduce the market volatility of the Common Stock of the combined entity. These factors, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and brokerage firms and enhance the combined entityOs ability to raise additional equity capital. Accordingly, Capston will ask the Shareholders to approve a proposed reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding.

    No fractional shares will be issuable in conjunction with the proposed 1 for 18 reverse split and all calculations that would result in the issuance of a fractional share will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the CompanyOs Common Stock on the Record Date for the Meeting will receive fewer than 100 shares as a result of the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fewer than 100 shares to such a Stockholder will be rounded up to 100 shares.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

     After reducing the number of outstanding shares to approximately 300,000, the Plan contemplates (i) the issuance of approximately 300,000 additional shares to Capston; (ii) the issuance of an indeterminate number of shares to the owners of a Target Company (although it is anticipated that such persons will ordinarily want to control at least 75% of the CompanyOs Common Stock upon completion of a business combination transaction);
(iii) the payment of third-party findersO fees of up to 5% of the number of shares issued to the owners of the Target Company; and
(iv) a change in the CompanyOs name to one selected by the Target
Company.

    The determination of the number of shares to be issued in connection with a business combination transaction is not an exact science and entails a great deal of subjective business judgment. In arriving at an optimal capital structure for a business combination transaction, Capston will ordinarily evaluate the strengths, weaknesses and growth potential of a Target Company against similarly situated publicly-held companies in the same market segment. Based on this analysis, Capston will then attempt to estimate the stabilized market capitalization that the Target Company can expect to achieve under reasonably foreseeable circumstances. This value will then be risk weighted by an appropriate factor and used to determine the number of shares that can be issued by the Company if the goal is to reach a target stabilized stock price of $5 to $10 per share. In the case of a Target Company that can only reasonably expect a stabilized market capitalization of $10 million to $15 million, the number of shares issuable to the owners of the Target Company will be much smaller than would be the case if the Target Company could reasonably expect a stabilized market capitalization of $50 million to $75 million, or more. In any event, Capston does not intend to enter into a transaction where it expects the stabilized market price of the Common Stock to be less than $5 per share. There can be no assurance, however, that Capston will be successful in meeting this performance benchmark, that its subjective business judgments will prove to be accurate or that its estimate the stabilized market capitalization that a Target Company can expect to achieve will prove to be reasonable.

    The following table reflects the potential ownership of the Existing Shareholders, Capston, the Target Company and the
Finders under several possible business combination scenarios:

                            75% to    80% to    90% to    95% to
                          Target Co.Target Co.Target Co.Target Co.
                         Shareholders  Shareholders  Shareholders
Shareholders

Existing Shareholders (estimated)      300,000   300,000   300,000    300,000
Capston (estimated)                    300,000   300,000   300,000    300,000
Target Company Shareholders          1,800,000 2,400,000 5,400,000 11,400,000
Finders                                 90,000   120,000   225,000    570,000
Total                                2,490,000 3,120,000 6,225,000 12,570,000

    The potential business combination scenarios set forth above are only intended to serve as examples of the range of business combination transactions will be permissible under the Plan and it is possible that the final terms of a business combination may fall outside of the range presented. Since Capston has not yet identified a Target Company, or commenced any discussions or negotiations with the owners thereof, it is impossible to predict the ultimate structure of a future business combination or to quantify the final interest of the Existing Shareholders in the combined entity. Notwithstanding the foregoing, CapstonOs interest in the combined entity will remain approximately equal to the interest of the Existing Shareholders and such interest may not be increased to the disadvantage of the Existing Shareholders.

Acquisition Opportunities

    In implementing a business combination transaction, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. It may also purchase stock or assets of an existing business. After the consummation of a business combination transaction, it is likely that the existing Shareholders of the Company will only own a small minority interest in the combined entity. Moreover, in connection with the acquisition transaction, all of the CompanyOs officers and directors will ordinarily resign and be replaced by new officers and directors without a vote of the existing Shareholders. Capston does not intend to obtain the approval of the existing Shareholders prior to consummating any acquisition or business combination other than a statutory merger that requires a
Stockholder vote. Capston and its officers, directors and consultants do not intend to sell any shares held by them in connection with a business combination transaction, although it is expected that they will subsequently sell part or all of such shares in open-market transactions.

    It is anticipated that any securities issued in a business combination transaction will be issued in reliance on exemptions from registration under applicable Federal and state securities laws. In some circumstances, however, as a negotiated element of a business combination, the Company may agree to register such securities either at the time the transaction is consummated or at some specified time thereafter. The issuance of substantial additional securities and their potential resale into any trading market that may develop may have a depressive effect on such market. While the actual terms of a transaction to which the Company may become a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called Otax freeO reorganization under Sections 368 or 351 of the Internal Revenue Code of 1986, as amended (the OCodeO). In order to obtain tax free treatment under the Code, it will ordinarily be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the Shareholders of the Company would retain less than 20% of the issued and outstanding shares of the combined entity, which could result in significant dilution in the ownership percentage of such Shareholders. The Company intends to structure any business combination in such manner as to minimize Federal and state tax consequences to the Company and any Target Company.

    As part of the CompanyOs investigation of potential business opportunities, Capston and its officers, directors and consultants may meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check the references of management and key personnel, and take other reasonable investigative measures, to the extent of the CompanyOs limited resources and CapstonOs limited expertise. The manner in which the Company participates in a particular business opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties to the proposed transaction, and the relative negotiating strength of the Company and such other parties.

     With respect to any business combination negotiations, Capston will ordinarily focus on the percentage of the Company which the Target CompanyOs shareholders would acquire in exchange for their ownership interest in the Target Company. Depending upon, among other things, the Target CompanyOs assets and liabilities and the perceived future value of the combined entityOs securities, the CompanyOs existing Shareholders will, in all likelihood, only own a small minority interest in the combined entity upon completion of the business combination transaction. Therefore, any business combination effected by the Company can be expected to have a significant dilutive effect on the percentage ownership of the CompanyOs existing Shareholders.

    Upon completion of a business combination transaction, there can be no assurance that the combined entity will have sufficient funds to undertake any significant business activities. Accordingly, the combined entity may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined entity might be required to issue substantial additional equity securities. There is no assurance that the combined entity will be able to obtain additional financing on terms acceptable to its management.

    It is anticipated that the investigation of various business opportunities and the negotiation, drafting and execution of the required business combination agreements, disclosure documents and other instruments will require substantial management time and attention and involve substantial costs for accountants, attorneys and others. If a decision is made not to participate in a particular business opportunity the costs incurred by the Company in connection with the related investigation will not be recoverable. Furthermore, even if an agreement is reached, the failure to finalize and close on that agreement may result in the complete loss of the related costs incurred by the Company.

NASDAQ Listing Requirements

    In CapstonOs opinion, the Company and its Shareholders will be better served by accepting a relatively small interest in a large transaction, as opposed to a relatively large interest in a small transaction. The reasons for this belief are numerous. First, Capston believes that the ongoing costs and expenses associated with reporting under the Exchange Act can be a significant burden for a small company. Second, Capston believes that larger companies are more likely to prosper than smaller companies. Third, Capston believes that larger companies are better suited to shell transactions than small companies. Finally, Capston believes that a relatively business combination transaction will be required to satisfy the minimum entry standards for the NASDAQ Stock Market and other Regional and National Stock Exchanges. For example, the following table outlines the newly-adopted Entry Standards for companies that wish to have their securities listed in the NASDAQ Small Cap
Market:

                       Entry Standards for
                     NASDAQ Small Cap Market

Net  Tangible  Assets  (Total Asset less
Total  Liabilities  and
   Goodwill)                                   $4,000,000, or
Market Capitalization                          $50,000,000, or
Net Income (2 of last 3 years)                        $750,000

Total Assets                                               N/A
Total Equity                                               N/A
Public Float (Shares)                                1,000,000
Market Value of Float                               $5,000,000
Bid Price                                                $4.00
Market Makers                                                3
Shareholders                                               300
Operating History (years)                                 1 or
Market Capitalization                              $50,000,000

    Similarly,  the  following table outlines  the  newly-adopted
Entry Standards for companies that wish to have their securities listed in the NASDAQ National Market System:

                       Entry Standards for
                  NASDAQ National Market System

Net Tangible Assets        $6,000,000  $18,000,000         N/A
Market Capitalization             N/A          N/A$75,000,000, or
Total Assets                      N/A          N/A$75,000,000 and
Total Revenue                     N/A          N/A $75,000,000
Pre-tax Earnings (2 of last 3 years)$1,000,000 N/A         N/A
Public Float (shares)       1,100,000    1,100,000   1,100,000
Market Value of Float      $8,000,000  $18,000,000 $20,000,000
Bid Price                       $5.00        $5.00       $5.00
Market Makers                       3            3           4
Shareholders                      400          400         400
Operating History (years)         N/A            2         N/A

    Since the size of the Target Company acquired by the Company will, in large part, determine the market where the securities of the combined entity will qualify for listing, Capston intends to use all reasonable commercial efforts to identify and negotiate with the largest possible business combination candidates.

Exemption from Rule 419

    As a reporting issuer under the Exchange Act, the CompanyOs proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of Oblind poolO companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Shareholders are not entitled to the substantive protection provided by Rule 419.

Penny Stock Rules

    Upon completion of a business combination transaction, the stock of the combined entity may be governed by SEC rules for OPenny StocksO (defined as Bulletin Board stocks that cost $5.00 or less per share and are issued by companies having less than $5,000,000 in net tangible assets) which impose additional sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the
purchaserOs written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, which would exempt the stock of the combined entity from the Penny Stock rules, there is no assurance that the Company will ever be exempt from the Penny Stock rules.

Fees to Capston and Others

    Expense Reimbursement to Capston. No cash compensation has been paid or accrued to Capston or any of its officers or directors to date. Under the Plan, the Company will be obligated to reimburse Capston for the actual out-of-pocket expenses incurred in connection with the reinstatement of the CompanyOs certificate of incorporation, the preparation and filing of the CompanyOs reports under the Exchange Act and the negotiation and consummation of a business combination transaction. In addition to the direct expense reimbursement from the Company, Capston will ordinarily attempt to negotiate a Omerger and acquisition feeO or Onon-accountable expense allowanceO that will be payable solely by the Target Company or other parties to a business combination transaction. The amount of such fees and/or expense allowances, if any, will be subject to direct negotiation between Capston and the Target Company or such other parties. Accordingly, it is impossible to predict whether such fees and/or expense allowances will be paid or to estimate the potential amount of such payments. Neither the Company nor any of the existing Shareholders will have any claim to or interest in any fees or expense allowances that are paid to Capston by the owners of any business opportunity.

    Stock Issuance to Capston. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register approximately 300,000 shares of Common Stock that will be issuable to persons designated by Capston as compensation for services rendered in connection with the implementation of the Plan. Therefore, if Capston is successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived by the CompanyOs Shareholders will vest in Capston and its officers, directors and Shareholders and the remaining fifty percent (50%) will inure to the benefit of the existing Shareholders of the Company.

    FinderOs Fees. As is customary in the industry, the Company may pay a finderOs fees to unrelated third parties who introduce the Company to a suitable acquisition prospect. If any such fee is paid, it will be approved by the CompanyOs Board of Directors and will be in accordance with the standards discussed herein. FinderOs fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Plan is approved by Shareholders, Capston intends to offer a graduated findersO fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston, the finders will receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finderOs fee in cash, it is anticipated that any finderOs fees will be paid with shares of the CompanyOs Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finderOs fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Shareholders.

    Other Stock Issuances. Certain attorneys and other advisors retained to represent the Company or a Target Company in connection with a business combination transaction may agree to accept shares of the CompanyOs Common Stock as full or partial payment for professional fees associated with services rendered to the Company or the Target Company. Such shares, if any, will ordinarily be registered under the Securities Act prior to issuance. If shares of the CompanyOs Common Stock are used to pay professional fees, the level of dilution incurred by the existing Shareholders will be increased.


                          RISK FACTORS

    The  Plan proposed by Capston involves a high degree of risk.
Shareholders should carefully consider the following factors, among others, before executing the Proxy Card enclosed herewith.

    Arbitrary and Inequitable Reverse Split Procedures. THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

    No Recent Operating History. The Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities for over 7 years. Even if the Plan is approved by the Shareholders, the Company will be subject to all of the risks inherent in the commencement of a new business enterprise with new management. There can be no assurance that the Company will be able to acquire a Target Company or that such business if acquired, will prove to be profitable. Although Capston and its officers, directors and consultants have had limited experience with respect to business acquisitions, the Company has no recent operating history to aid Shareholders in making an informed judgment regarding the merits of the Plan. As of the date of this Proxy Statement, Capston has not entered into any arrangement for, nor is it presently negotiating with respect to, an acquisition of any operating business. Since Capston has not identified any specific operating business for acquisition by the Company, Shareholders will not ordinarily be afforded the opportunity to pass upon the merits of any business opportunity that is ultimately selected by Capston and, therefore, Shareholders must rely upon the abilities of Capston and its officers, directors and consultants.

    No Specific Acquisition Plans. The Company intends to engage as soon as is reasonably possible, in the search for and evaluation of potential acquisition opportunities, but it will not engage in the business of investing, reinvesting, owning, holding, or trading securities. Capston has made no specific acquisition plans and no specific industry or area of business has been selected for investment. There is no assurance Capston and its officers, directors and consultants will possess the experience and skills necessary to make an informed judgment about any business or industry that may be chosen. Accordingly, the nature of the Plan involves an extremely high degree of risk and the Common Stock is not a suitable investment for anyone who cannot afford the loss of his entire investment.

    Blind Pool. Since Capston has not identified, or taken any steps toward the acquisition of, any specific operating business, ownership of the Common Stock involves an extremely high degree of risk. The Company's proposed business is, in fact, a Blind Pool over which the Shareholders will have no meaningful control. It is anticipated that under most circumstances shareholders will not be afforded the opportunity to evaluate the merits of a proposed business combination transaction. Therefore, Shareholders must rely upon Capston to identify an acquisition target and negotiate the terms of a business combination transaction. If Capston is successful in its efforts to identify an acquisition target and negotiate the terms of a business combination transaction, shareholders will not ordinarily be afforded the opportunity vote or otherwise grant or withhold consent to the proposed transaction. Moreover, in the event that a business combination transaction is effected in the form of a Oreverse takeoverO shareholders and prospective investors will not receive full Exchange Act disclosure relating to the business and financial affairs of the target company until the Company files its Annual Report on Form 10-K for the year of the business combination transaction. Accordingly, Shareholders must rely upon the abilities of Capston and its officers, directors and consultants Nevertheless, the Company will be required to file a Form 8-K to disclose limited information concerning the acquisition, including financial information on the acquired company, within 15 days after the closing of the acquisition.

    Limited Assets of the Company. As of the date of this Proxy Statement, the Company has no material assets and it is not anticipated that the Company will acquire any substantial assets other than the assets of a Target Company. Any business activity the Company may eventually undertake will require substantial capital. Since the Company does not know which type of business it will acquire or the capital requirements for such business, there can be no representations respecting the future capital needs of the Company.

    Potential Need for Additional Financing. Capston intends to advance funds from time to time to help defray the CompanyOs operating costs, including the costs associated with maintaining the CompanyOs status as a public company, complying with filing requirements of the SEC, investigating and evaluating business opportunities and negotiating and drafting the necessary business combination documentation. These advances will be recorded as liabilities on the books of the Company and will be reimbursed to Capston upon successful completion of a business combination transaction. There is no assurance that Capston will have sufficient resources to advance all required expenses and if CapstonOs resources are insufficient, the Company may be required to seek additional capital. No assurance can be given that the Company will be able to obtain additional capital or, that any funds will be available on terms acceptable to the Company.

    Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

    Dependence on Part-Time Management. The Company has no employees and the CompanyOs success will be largely dependent on the decisions made by Capston and its officers, directors and consultants, none of whom will devote their full time to the affairs of the Company.

    Experience of Capston. Although Capston and its officers, directors and consultants have general business, finance and acquisition experience, Shareholders should be aware that Capston and its officers, directors and consultants are not expected to have any significant experience in operating any business that the Company might choose to acquire. Accordingly, the Company will be required to retain outside professionals to assist it initially in assessing the merits and risks of any proposed acquisition and thereafter in operating any acquired business. No assurance can be made that the Company will be able to obtain such assistance on terms acceptable to the Company.

    No Assurance of Acquisition of Operating Entity. Although the Company proposes to combine with an existing, privately held business which may or may not be profitable but which is believed to have significant growth potential (irrespective of the industry in which such company engages) and although Capston has received inquires from several companies seeking to combine with publicly held OshellsO, neither the Company nor Capston has solicited any proposals regarding the CompanyOs potential combination with another business. There are no assurances that Capston and its officers, directors and consultants will be able to locate a suitable combination partner or that a combination can be structured on terms acceptable to the Company.

    Bankruptcy Law Considerations. The Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on March 16, 1989 which was subsequently converted to a case under Chapter 7 on August 29, 1990 and closed July 14, 1995. While this Bankruptcy proceeding resulted in the sale of all corporate assets and the use of the proceeds therefrom to pay corporate liabilities, it did not formally OdischargeO the unpaid balance of the CompanyOs debts. While Capston believes that legal actions to enforce unpaid obligations of the Company are now barred by statutes of limitation which require that suits to enforce obligations be instituted within a specified period of time, the existence of the prior bankruptcy will make the Odue diligenceO process more complex and may make it more difficult for Capston to negotiate a business combination transaction on favorable terms.

    Control of Combination Procedure by Capston. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the CompanyOs
Common Stock in exchange for the Target CompanyOs stock or assets. The Corporation Law of Georgia requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Georgia corporationOs capital stock to approve a merger or consolidation, except in certain situations in which no vote of the Shareholders is necessary. Since Stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets, it is anticipated that Capston will have complete control over the CompanyOs combination policies and procedures. Capston does not intend to seek a fairness opinion in connection with any business combination transaction.

    Dilution Resulting from Combination. It is anticipated that any entity which satisfies the CompanyOs combination suitability standards will possess assets and other indicia of value substantially greater than those of the Company. Consequently, any business combination will almost certainly result in a substantial dilution in the percentage ownership and voting power of the CompanyOs existing Shareholders in the combined entity. In the aggregate, the CompanyOs existing Shareholders will probably own a small minority percentage of the combined entityOs voting securities, with a concomitant reduction in their power to elect directors and otherwise to influence management policies.

    Likely Change in Control. The successful completion of a business combination will likely result in a change of control resulting from the issuance of a large number of shares of the CompanyOs authorized and unissued Common Stock. Any such change in control is also likely to result in the resignation or removal of the CompanyOs current Officers and Directors. In such an event, no assurance can be given as to the experience or qualifications of successor management in the operation of the business, assets or property of the combined entity, although it is likely that successor management will have greater experience in the business of the combined entity than Capston and its advisors.

    No Market Research. The Company has neither conducted nor have others made available to it results of market research concerning the availability of potential business opportunities. Therefore, Capston and its advisors can offer no assurances that market demand exists for a business combination of the type contemplated by the Plan. Capston and its advisors have not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance the Company will be able to acquire a business opportunity on favorable terms.

    Lack of Diversification. In the event that Capston and its advisors are successful in identifying and evaluating a suitable Target Company, the Company will in all likelihood be required to issue shares of its Common Stock in a business combination transaction. Since the issuance of additional Common Stock will result in a dilution of the ownership interest of the CompanyOs existing Shareholders, it is unlikely the Company will be capable of negotiating more than one business combination transaction. Consequently, the CompanyOs lack of diversification may subject it to economic fluctuation within a particular industry in which the Target Company conducts business.

    Potential Conflicts of Interest. Capston and its advisors are all engaged full-time in other business activities, some of which may be competitive with the proposed business activities of the Company. In particular, CapstonOs principal business involves the restructuring of defunct public companies as clean public shells for the purpose of effecting business combination transactions with suitable operating companies. To the extent that Capston and its advisors have fiduciary duties to such other business activities, possible conflicts of interest may arise or may appear to exist in respect to the possible diversion of corporate opportunities to other entities with which they are or may become associated. No assurance can be given that any such potential conflicts of interest will not cause the Company to lose potential opportunities.

    No Market Makers. The CompanyOs securities may be quoted on NASDOs Electronic Bulletin Board which reports quotations by brokers or dealers making a market in particular securities. The Company has no agreement with any broker or dealer to act as a market maker for the CompanyOs securities and there is no assurance that Capston or the Target Company will be successful in obtaining a market maker.

    No Assurance of Public Market. Prior to this Proxy Statement, there has been no public market for the Common Stock and there is no assurance that a public market will ever develop. If a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Shareholders may have difficulty in selling their Common Stock in the future at any price.

    Possible  Issuance  of  Additional Shares.  If  the  Plan  is
approved by the Shareholders, the CompanyOs Certificate of Incorporation will authorize the issuance of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Any Preferred Stock that is subsequently issued by the Company may be subject to conversion into Common Stock on terms approved by the Board of Directors. If the Plan is approved by the Shareholders, approximately 98% of the CompanyOs authorized shares of Common Stock will be available for acquisition of a business opportunity, future financing activities, and other corporate purposes. The Plan specifically contemplates the issuance of shares of Common Stock to unrelated third parties in connection with a business combination transaction. Moreover, after completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without Stockholder approval. Although the Company currently has no commitments, contracts or intentions to issue any additional shares, Shareholders should be aware that any such issuance may result in a reduction of the book value or market price, if any, of the outstanding shares of Common Stock. If the Company issues additional shares, such issuances will also cause a reduction in the proportionate ownership and voting power of all other Shareholders. Further, any new issuance of shares of Common Stock may result in a change of control of the Company. If any acquisition resulted in a change of control, there can be no assurance as to the experience or qualifications of those new persons involved in either the management of the Company or of the business being acquired. In that event, future operations of the Company and the payment of dividends, if any, would be wholly dependent upon such persons.

    No Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.

    Penny Stock Rules. Upon completion of a business combination transaction, the stock of the combined entity may be governed by SEC rules for OPenny StocksO (defined as Bulletin Board stocks that cost $5.00 or less per share and are issued by companies having less than $5,000,000 in net tangible assets) which impose additional sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the purchaserOs written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, which would exempt the stock of the combined entity from the Penny Stock rules, there is no assurance that the Company will ever be exempt from the Penny Stock rules.

         RATIFICATION OF REINSTATEMENT, AND SEC FILINGS

    Acting in its capacity as the beneficial owner of 2,000 shares of the CompanyOs Common Stock, and without first receiving any consent, approval or authorization of any former officer or director of the Company, or any other Stockholder, Capston effected a reinstatement of the CompanyOs Certificate of Incorporation on January 3, 1997. After restoring the CompanyOs Certificate of Incorporation, Capston retained the firm of Want & Ender, P.C. to prepare an audited balance sheet of the Company at May 4, 1997 and May 5, 1996 and the related statements of operations, changes in Shareholders equity (deficit), and cash flows for the periods ended May 4, 1997, May 5, 1996 and July 14, 1995. Capston then filed with the SEC an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997, and prepared this Proxy Statement for distribution to the
Shareholders. In connection therewith, Capston advanced all of the costs and expenses associated with the preparation of audited financial statements for the Company, together with all of the filing fees due to the SEC. As a result of these actions, the Company has been brought current with respect to its reporting obligations under the Exchange Act and is once again in compliance with applicable SEC regulations with respect to reporting.

    Except as set forth above, Capston has taken no action and exercised no powers on behalf of the Company. The foregoing actions have been taken by Capston solely for the purpose of calling a Special Meeting of the Shareholders for the purposes set forth herein and insuring that the Special Meeting is called and held in full compliance with the requirements of Georgia law, the Exchange Act and the applicable rules and regulations of the SEC.


Shareholders Entitled to Vote and Vote Required.

    Reinstatement of Charter. Since the actions of Capston in effecting reinstatement of the CompanyOs certificate of incorporation were not previously authorized by any former officer or director of the Company, or any other Stockholder, it is necessary for the Shareholders to ratify and adopt such actions by a majority vote.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to ratify CapstonOs renewal, revival and restoration of the CompanyOs certificate of incorporation. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Filing of SEC Reports. Since the actions of Capston in preparing and filing an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997 were not previously authorized by any former officer or director of the Company, or any other Stockholder, it is necessary for the Shareholders to ratify and adopt such actions by a majority vote.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to ratify CapstonOs actions in preparing and filing an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE EACH OF THE FOREGOING PROPOSALS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST A PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                      AMENDMENT OF BY-LAWS

    Under the Plan proposed by Capston, Sally A. Fonner, the president of Capston will be elected to serve as the sole member of the CompanyOs Board of Directors until the 1998 annual Meeting of the Shareholders, and until the election and qualification of a successor board of directors. Since the CompanyOs By-laws presently require a minimum of three directors, rather than the single director proposed under the Plan, it will be necessary to amend ARTICLE III, Section 1. of the CompanyOs By-laws to read as follows:

    Section  1.  Number  and  Election of  Directors.  The  total number of directors constituting the entire Board of Directors shall be not less than one (1) nor more than nine
    (9),  with  the  then-authorized number  of  directors  being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors, provided, however, that the total number of directors shall be not less than three (3) during any period when the total stockholdersO equity in the corporation exceeds $500,000. At any time when the Board of Directors consists of three (3) or more members, the Board of Directors shall be divided into three classes, designated Class I, Class II, and Class
    III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors. Initially, Class I directors shall be elected for a one-year term,
    Class II directors for a two-year term and Class III directors for a three-year term. Thereafter, Directors shall be elected to serve for a term of three years and until their successors are elected and qualified. A majority of the Directors shall constitute a quorum for the transaction of business. All resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed amendment to the CompanyOs by-laws. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANYOS BY-LAWS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                      ELECTION OF DIRECTOR

     Since   Capston  only  effected  a  renewal,   revival   and
restoration of the CompanyOs certificate of incorporation in January 1997, there are presently no members of the Board of Directors and it will be necessary to appoint at least one person to serve as a director of the Company, subject to the provisions of the by-laws of the Company, until the 1998 annual Meeting of the Shareholders, and until the election and qualification of a successor board of directors. CapstonOs sole nominee for membership on the Board of Directors is Ms. Sally A. Fonner, the sole Stockholder and president of Capston. A brief account of Ms. FonnerOs business experience and education follows:

    Ms. Sally A. Fonner, age 48, has been an independently employed business consultant for most of the past fifteen years. She graduated from Stephens University in 1969 with a Bachelor of Arts Degree in Social Systems. After a stint in the private sector, Ms. Fonner returned to further her education and obtained her MBA Degree from the Executive Program of the University of Illinois in 1979. In many of her assignments as a business consultant, she is frequently engaged in dealings which involve financiers and large monetary transactions. Ms. Fonner has been engaged for the last two years in the complex area of financing rehabilitation providers. Ms. Fonner presently serves as the sole director of Arnox Corporation, Webcor Electronics, Inc. and Bio-Response, Inc. Each of these companies is a publicly-held shell that has been re-activated by Capston within the preceding 18 months pursuant to a plan of reorganization that is substantially identical to the Plan described in this Proxy Statement. While Capston is actively negotiating proposed business combination agreements for Arnox, Webcor and Bio-Response, none of the transactions has closed at the date of this Proxy Statement and there can be no assurance that one or more of these companies will not ultimately compete with the Company for a business opportunity.

    Board and Committee Activity, Structure and Compensation. Ms. Fonner will receive no compensation for serving on the Board of Directors, although she will likely be allocated a substantial portion of the Compensation Shares provided for in the Plan. After the completion of a business combination transaction, directors who are not salaried employees of the Company will likely receive a cash stipend for attending Meetings of the Board, together with reimbursement for expenses incurred in connection with attending each such Meeting. The Company does not currently have any standing committees; however, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee after the completion of a business combination transaction.

Shareholders Entitled to Vote and Vote Required.

    Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the Meeting.

    CAPSTON ASKS ALL SHAREHOLDERS TO VOTE FOR THE ELECTION OF MS. FONNER TO SERVE AS THE SOLE DIRECTOR OF THE COMPANY UNTIL THE 1998 ANNUAL MEETING OF SHAREHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR MS. FONNER UNLESS THE STOCKHOLDER VOTES AGAINST MS. FONNER OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                     PROPOSED REVERSE SPLIT

    At the date of this Proxy Statement, the Company has an aggregate of 5,181,085 shares of Common Stock issued and outstanding. Since (i) Capston believes that the owners of a suitable target company will ordinarily want to control between 75% and 95% of the CompanyOs Common Stock upon the completion of a business combination transaction, and (ii) Capston believes an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public company, Capston believes that it will be in the best interest of the Company and its Shareholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 18 reverse split. Capston believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the CompanyOs ability to raise additional equity capital, and attract new market makers and institutional Shareholders.

    No fractional shares shall be issuable in conjunction with the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fractional shares will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the CompanyOs Common Stock on the Record Date for the Meeting shall receive fewer than 100 shares as a result of the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fewer than 100 shares to a Stockholder will be rounded up to 100 shares. While the provisions relating to the rounding-up of stock positions to a minimum of 100 shares will result in a disproportionate benefit to the holders of more than 100 but fewer than 1,800 shares of the CompanyOs Common Stock, these provisions will maximize the number of Oround-lotO holders and facilitate the subsequent efforts of a Target Company to obtain a NASDAQ or Exchange listing in the future.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

    Capston believes that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Capston also believes the proposed reverse split would increase the CompanyOs posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the CompanyOs Common Stock by the ratio of a reverse split. Capston is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

    The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Act, and the Company has no present intention of terminating its registration under the Act in order to become a OprivateO company.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of the holders of Common Stock. Accordingly, upon the Effective Date of the reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each Meeting of the Shareholders in respect to any matter on which Shareholders have the right to vote. Shareholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the CompanyOs Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

    As soon as practical after the Effective Date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents  issued  shares  of Common Stock  outstanding  on  the
Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the CompanyOs transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a Stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the CompanyOs transfer agent.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock entitled to vote and represented in person or by proxy at the Meeting will be required to approve the proposed 1 for 18 reverse split. Shareholders have no right under Georgia law or the Certificate of Incorporation to dissent from a reverse split.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed 1 for 18 reverse split. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED REVERSE SPLIT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED REVERSE SPLIT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                 ISSUANCE OF COMPENSATION SHARES

    As part of the Plan, Capston proposes to issue approximately 300,000 shares of Common Stock (OCompensation SharesO) to individuals designated by Capston as compensation for services rendered in connection with the implementation of the Plan. The actual number of Compensation Shares to be issued to CapstonOs designees will equal the lesser of 300,000, or 100% of the number of shares held by the Existing Shareholders after completion of the reverse split described elsewhere herein. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of the grantees in the Company since the CompanyOs long-term business objectives will be wholly-dependent upon their efforts, expertise and abilities.

    Subject to Stockholder approval, the Company intends to file a Form S-8 Registration Statement to register the Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to individuals designated by Capston who have materially participated in the implementation of the Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction. If Capston is successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived by the CompanyOs Shareholders will vest in Capston and its officers, directors and consultants and the remaining fifty percent (50%) will inure to the benefit of the existing Shareholders of the Company.

    A grantee will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized by a grantee will equal the fair market value of the Compensation Shares on the date of grant. Gain or loss (if any) from a disposition of Compensation Shares after the grantee recognizes ordinary income will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the grantee recognizes ordinary income on the Compensation Shares.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of approximately 300,000 compensation shares to persons designated by Capston. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                    APPROVAL OF FINDERSO FEES

    As is customary in the industry, the Plan contemplates the payment of findersO fees to unrelated third parties who introduce the Company to a suitable Target Company. If any such fees are paid, they will be approved by the CompanyOs Board of Directors and will be in conformity with the standards discussed below.

     FinderOs fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Plan is approved by Shareholders, Capston intends to offer a graduated findersO fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston, the finders may receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finderOs fee in cash, it is anticipated that any finderOs fees will be paid with shares of the CompanyOs Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finderOs fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Shareholders.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed finderOs fee formula. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED FINDERSO FEE FORMULA. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED FINDERSO FEE FORMULA UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                   APPROVAL OF NAME CHANGE AND
                   BUSINESS COMBINATION FORMAT

    In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require Stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the Shareholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the public company and due to the large number of public company shares that are customarily issued to Shareholders of the privately-held company, those Shareholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

    By using an existing public company, a privately-held company that wants to establish a public market for its stock can start with an existing Stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

    There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the Shareholders and brokers associated with the public company, the Shareholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal Shareholders is essential to ensure that there are no unreported liabilities or other legal problems.

    In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

    While the business combination transaction contemplated by the Plan may be structured as a merger or consolidation, Capston believes that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, Capston is seeking prior Stockholder authorization for a reverse takeover transaction that will involve the issuance of an indeterminate number of shares of Common Stock to the owners of the Target Company.

    In connection with a business combination transaction, it is almost certain that management of the Target Company will require the Company to change its name to one selected by the Board of Directors or Shareholders of the Target Company. Since it is also almost certain that the Shareholders of the Target Company will possess sufficient voting power to cause the Company to change its name after the acquisition, Capston is seeking prior Stockholder authorization for a change in the CompanyOs name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Shareholders of the Company as soon as possible following the consummation of the Plan.

Shareholders Entitled to Vote and Vote Required.

    Authorization of Stock Issuance. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize the issuance of an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the Plan. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy is required to authorize an amendment to the CompanyOs Certificate of Incorporation to effect a Change in the CompanyOs name that is
(i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Shareholders of the Company as soon as possible following the consummation of the Plan. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED STOCK ISSUANCE AND NAME CHANGE AUTHORIZATIONS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED AUTHORIZATIONS UNLESS THE STOCKHOLDER VOTES AGAINST EITHER PROPOSAL OR ABSTAINS FROM
VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


             INCREASE IN AUTHORIZED CAPITALIZATION.

    The authorized capitalization of the Company is presently fixed at 20,000,000 shares of Common Stock, of which 5,181,085 shares of Common Stock are presently issued and outstanding. Accordingly, there are approximately 14,818, 015 authorized shares of Common Stock that are both unissued and not reserved for future issuance. After giving pro forma effect to the proposed 1 for 18 reverse split and the compensation share issuance described above, there would be approximately 600,000 shares of Common Stock issued and outstanding and approximately 19,400,000 authorized shares of Common Stock that are both unissued and not reserved for future issuance.

     Capston believes that the Company is likely to need substantial additional financing in the future, although the amount and timing of the CompanyOs future financing requirements is not presently ascertainable, Capston believes that an increase in the authorized capitalization of the Company is desirable to facilitate the CompanyOs future financing activities. Accordingly, Capston proposes to increase the authorized Common Stock of the Company from 20,000,000 shares of $.01 par value to 25,000,000 shares of $.01 par value Common Stock and to authorize the issuance of up to 5,000,000 shares of $.01 par value Preferred Stock. Under this proposal, the relative rights and limitations of the holders of Preferred and Common Stock would remain unchanged.

    The proposed capitalization structure of the Company has been recommended by Capston to increase the general desirability of the Company to a private entity. In addition, the proposed new shares could also be used for general corporate purposes, such as future stock dividends or stock splits.

    The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. Until the Board determines the specific rights, preferences and limitations of any future series of Preferred Stock, the actual effect on the holders of Common Stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the Common Stock if dividends on the Preferred Stock are in arrears, dilution of the voting power of the holders of Common Stock to the extent that any series of Preferred Stock has voting rights, and reduction of amounts available on liquidation of the Company as a result of any liquidation preference granted to the holders of any series of Preferred Stock.

    There are no current plans or arrangements relating to the issuance of any additional shares of Common or Preferred Stock proposed to be authorized. In addition, the Company has no present intention to issue shares of Common or Preferred Stock to any person in connection with any acquisition of assets, merger, business combination, exchange of securities or other similar transaction. The terms of any future offering of Common or Preferred Stock will be largely dependent on market conditions and other factors existing at the time of issuance and sale.

    If this proposal is approved by the Shareholders, the Board will be authorized to issue additional Common and/or Preferred Stock, from time to time, within the limits authorized by the proposal without further Stockholder action, except as may otherwise be provided by law or the Articles of Incorporation as to holders of Preferred Stock. Such additional shares may be issued for cash, property or services, or any combination thereof, and at such price as the Board deems reasonable under the circumstances. The increase in authorized shares of Common Stock and Preferred Stock has not been proposed for an anti-takeover-related purpose and the Board and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of the CompanyOs stock. Nevertheless, the issuance of additional shares by the Company may potentially have an anti-takeover effect by making it more difficult to obtain Stockholder approval of various actions, such as a merger or removal of management.

Shareholders Entitled to Vote and Vote Required.

    Increase in Common Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed increase in the CompanyOs authorized Common Stock. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Authorization of Preferred Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed authorization of 5,000,000 shares of $.01 par value Preferred Stock. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED INCREASES IN THE REGISTRANTOS AUTHORIZED COMMON AND PREFERRED STOCK. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF BOTH PROPOSALS UNLESS THE STOCKHOLDER VOTES AGAINST EITHER OF THE PROPOSALS OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

    There were 5,181,085 shares of the CompanyOs Common Stock issued and outstanding on April 10, 1989 and Capston believes there were no stock issuances subsequent to that date. The following table presents certain information regarding the beneficial ownership of the CompanyOs common stock by (i)each person known by the Capston to own beneficially more than 5% of the outstanding shares of Common Stock, (ii)each of the CompanyOs directors, and (iii) all directors and officers as a group.

   Name of               Amount and Nature of        Percent
Beneficial Owner (1)     Beneficial Ownership        of Class

Stanley Adkins              1,978,203                 38.18%
39 Hill Street
Roswell, Georgia 30077

Gary A. Beller                247,553                  4.77%
c/o The Beller Company
1900 The Exchange, Suite 125
Atlanta, Georgia 30339

John T. Cobb                   15,555                0.3002%
39 Hill Street
Roswell, Georgia 30077

Capston Network Company         2,000                0.0386%
1612 N. Osceola Ave.
Clearwater, Florida 33755

All Officers & Directors
as a Group (one person)         2,000                0.0386%

The above information, with the exception of information relating to the stock ownership of Capston, is taken from the last filed Proxy dated August 18, 1988. The transfer agent nor Capston has no information which would indicate this information is still not the best available. Capston believes that each of the above-named individuals has sole investment and voting power with regard to the securities listed opposite his name.


                     ADDITIONAL INFORMATION

    Additional materials enclosed herewith include copies of the CompanyOs Annual Report on Form 10-K for the years ended May 1989 to 1997, as filed with the Securities and Exchange Commission on August 14, 1997 OExhibit A.O The Form 10-K incorporated herein by this reference and all disclosures herein relating to the Company and its management, business and financial condition are qualified in their entirety by reference to the Form 10-K.

    This solicitation is being conducted by Capston on behalf the Company. The cost of soliciting proxies will be advanced by Capston and reimbursed by the Company if, as and when a suitable business combination transaction is effected. The cost of solicitation including legal, accounting, printing, mailing and other miscellaneous expenses are estimated at $15,000. To date, CapstonOs out-of-pocket expenses have been approximately $2,000. There is no known opposition to the solicitation. In addition to solicitations by mail, directors, officers and regular employees of Capston may solicit proxies by telephone, telegram, fax or personnel solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Except as described under the caption OConduct of the MeetingO Capston does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the Meeting.
          PROXY MARCI INTERNATIONAL IMPORTS, INC. PROXY

     This Proxy is Solicited by Capston Network Co. for the Special Meeting of Shareholders to be Held on -TO BE DETERMINED-
    The undersigned hereby appoints John L. Petersen and Lisa Duncan, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of common stock of the Company MARCI INTERNATIONAL IMPORTS, INC. which the undersigned is entitled to vote at a special meeting of Shareholders to be held at -TO BE DETERMINED-, in -TO BE DETERMINED- and at any and all adjournments thereof:

1.          FOR  the  ratification  of  all  actions  of  Capston
       Network  Co.  (OCapstonO)  in  (i)  effecting  a  renewal, revival and restoration of the CompanyOs Certificate of Incorporation; and (ii) filing the reports and other documents  necessary  to bring the  Company  current  with respect  to its reporting obligations under the Securities
       Exchange Act of 1934;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
2.         FOR the proposed amendment to ARTICLE III, Section  1.
       of  the  CompanyOs By-laws to permit a single-member Board of  Directors  until such time as the total  stockholdersO equity of the Company exceeds $500,000;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
3.         FOR  the election of Sally A. Fonner to serve  as  the
       sole  member  of  the Board of Directors  until  the  1998 annual Meeting of Shareholders, or until her successor  is elected and qualified;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
4.        PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION.
          (a)To  effect  a  reverse  split  of  all  issued   and
          outstanding shares of Common Stock in the ratio of  one
          (1)  share  of  new  Common Stock for  each  18  shares
          presently  outstanding  so that immediately  thereafter
          the  Company will have approximately 300,000 shares  of
          Common Stock issued and outstanding;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (b)To  increase  the  authorized Common  Stock  of  the
          Company to 25,000,000 shares;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (c)To  increase the authorized Preferred Stock  of  the
          Company to 5,000,000 shares;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (d)To  authorize the Board of Directors to  change  the
          CompanyOs name without additional stockholder  approval
          in  connection with a business combination  transaction
          of the type contemplated by the Plan;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
5.         PROPOSED  COMPENSATION SHARE ISSUANCE. To approve  the
       issuance  of approximately 300,000 shares of Common  Stock to  persons  designated  by Capston  as  compensation  for services  rendered  in connection with the  implementation of the Plan;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
6.         TO  consider and vote upon a proposal which will  give
       the  Board  of  Directors  authority  to  pay  an  in-kind
       FinderOs   Fee  to  unrelated  third  party  finders   who
       introduce the Company to a suitable acquisition prospect;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
7.          PROPOSED   AUTHORIZATION  OF   STOCK   ISSUANCE.   To
       authorize   the   Board   of   Directors   to   issue   an
       indeterminate  number  of  shares  of  Common   Stock   to
       unrelated  third  parties, all without  prior  stockholder approval,  in  connection with a business  combination  of the type contemplated by the Plan;
                    nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
8.         IN  their discretion upon such other matters which may
       properly  come  before  the meeting  and  any  adjournment thereof.
                    nFOR            nAGAINST    nABSTAIN  nBROKER  NON-VOTE

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE
      VOTED FOR THE DIRECTOR NOMINEE AND FOR ALL PROPOSALS.
      The undersigned hereby revokes any Proxy previously given in respect of the Annual Meeting.



Dated: _____________________, 1997


                          _______________________________________
                              Signature of Stockholder(s)

                              Note: Signature should agree with the
                              name on stock certificate as
                              printed thereon.
                              Executors, administrators and
                              other fiduciaries should so
                              indicate when signing.


   ___ I Plan to personally attend the Special Meeting of the
                          Shareholders
       PLEASE DATE, SIGN AND RETURN THIS PROXY TO CAPSTON
           IN THE ENCLOSED ENVELOPE.        THANK YOU.